Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 of Fannie Mae (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen M. Swad, Executive Vice President and Chief Financial Officer of Fannie Mae, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fannie Mae.

Date: November 9, 2007

/s/  Stephen M. Swad
Stephen M. Swad
Executive Vice President and
Chief Financial Officer